CONSENT AND LETTER OF TRANSMITTAL

                TO TENDER AND TO GIVE CONSENT IN RESPECT OF THE
                11-5/8% SENIOR NOTES DUE JUNE 15, 2002, SERIES B

                                       OF
                        AMERICOMM DIRECT MARKETING, INC.

      PURSUANT TO THE OFFER TO PURCHASE AND CONSENT SOLICITATION STATEMENT
                             DATED AUGUST 10, 1998


--------------------------------------------------------------------------------
THIS OFFER WILL EXPIRE AT 11:59 P.M., NEW YORK CITY TIME, ON FRIDAY, SEPTEMBER 4, 1998, OR SUCH LATER TIME AND DATE, WHICH SHALL BE NO EARLIER THAN FIVE BUSINESS DAYS FOLLOWING THE CONSENT DATE (AS HEREINAFTER DEFINED), TO WHICH THE OFFER IS EXTENDED (SUCH TIME AND DATE, THE "EXPIRATION DATE"). THE SOLICITATION WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON FRIDAY, AUGUST 21, 1998, OR SUCH LATER TIME AND DATE TO WHICH THE SOLICITATION IS EXTENDED (SUCH TIME AND DATE, THE "CONSENT DATE"). HOLDERS OF NOTES (AS HEREINAFTER DEFINED) MUST TENDER THEIR NOTES AND PROVIDE THEIR CONSENTS TO THE PROPOSED AMENDMENTS (AS HEREINAFTER DEFINED) ON OR PRIOR TO THE EXPIRATION DATE IN ORDER TO RECEIVE THE OFFER CONSIDERATION AND TENDER THEIR NOTES AND PROVIDE THEIR CONSENTS ON OR
PRIOR  TO THE  CONSENT  DATE  IN  ORDER  TO  RECEIVE  THE  CONSENT  PAYMENT  (AS
HEREINAFTER  DEFINED).   THE  COMPANY  INTENDS  TO  CAUSE  THE  EXECUTION  OF  A
SUPPLEMENTAL INDENTURE CONTAINING THE PROPOSED AMENDMENTS AT OR PROMPTLY FOLLOWING THE CONSENT DATE. TENDERED NOTES MAY BE WITHDRAWN AND CONSENTS MAY BE REVOKED AT ANY TIME AT OR PRIOR TO THE CONSENT DATE, BUT NOT THEREAFTER.
--------------------------------------------------------------------------------


                        The Depositary for the Offer is:

                            WILMINGTON TRUST COMPANY
                                 -------------

            BY FACSIMILE:                             BY HAND:                  BY REGISTERED OR CERTIFIED MAIL OR
                                                                                       BY OVERNIGHT COURIER:
       Wilmington Trust Company               Wilmington Trust Company
    Corporate Trust Administration        Attn: Corporate Trust Operations           Wilmington Trust Company
                                              c/o Harris Trust Company                  Attn: Kristin Long
              Facsimile:                        of New York, as Agent                    Corporate Trust &
            (302) 651-1079                         75 Water Street                     Administration Window
                                                 New York, NY 10004                  1100 North Market Street
        Confirm by Telephone:                                                           Rodney Square North
            (302) 651-1562                                                        Wilmington, Delaware 19890-0001
             Kristin Long


          DELIVERY OF THIS CONSENT AND LETTER OF TRANSMITTAL TO AN ADDRESS, OR TRANSMISSION VIA FACSIMILE, OTHER THAN AS SET FORTH ABOVE, WILL NOT CONSTITUTE A VALID DELIVERY.

          The instructions contained herein should be read carefully before this Consent and Letter of Transmittal is completed.

          This Consent and Letter of Transmittal and instructions hereto (the "Consent and Letter of Transmittal") and the Offer to Purchase and Consent Solicitation Statement (as the same may be amended or supplemented from time to time, the "Statement") of AmeriComm Direct Marketing, Inc. (formerly National Fiberstok Corporation), a Delaware corporation (the "Company") constitute (i) the Company's offer to purchase for cash all of its 11-5/8% Senior Notes due June 15, 2002, Series B (the "Notes") at the price therefor (the "Purchase Price") set forth in the Offer and Consent Solicitation Statement, and (ii) the Company's solicitation (the Solicitation") of consents ("Consents") from registered holders of Notes ("Holders") to certain proposed amendments to eliminate or amend certain restrictive convenants and other provisions (the "Proposed Amendments"), as described in the Offer and Consent Solicitation Statement, to the indenture dated as of June 15, 1996 (as amended, modified or supplemented from time to time, the "Indenture"), between the Company and Wilmington Trust Company, as trustee (the "Trustee"), pursuant to which the Notes were issued. The offer to purchase the Notes on the terms and subject to the conditions set forth in the Offer and Consent Solicitation Statement and in this Consent and Letter of Transmittal (including the Solicitation of Consents with respect to the Notes) is referred to as the "Offer". Capitalized terms used but not defined herein have the meanings ascribed to them in the Statement.

          HOLDERS WHO WISH TO BE ELIGIBLE TO RECEIVE THE TOTAL CONSIDERATION PURSUANT TO THE OFFER MUST VALIDLY TENDER (AND NOT WITHDRAW) THEIR NOTES AND DELIVER (AND NOT REVOKE) THEIR CONSENTS TO THE DEPOSITARY PRIOR TO THE CONSENT DATE.

          This  Consent and Letter of  Transmittal  is to be used by Holders if:
(i) certificates representing Notes are to be physically delivered to the Depositary herewith by such Holders; (ii) tender of Notes is to be made by book-entry transfer to the Depositary's account at The Depository Trust Company (the "Book-Entry Transfer Facility") pursuant to the procedures set forth in the Offer and Consent Solicitation Statement under the caption "Procedures for Tendering Notes and Delivering Consents -- Book-Entry Delivery Procedures" by any financial institution that is a participant in the Book-Entry Transfer Facility system and whose name appears on a security position listing as the owner of Notes (such participants, acting on behalf of Holders, are referred to herein as "Acting Holders") and an Agent's Message (as defined herein) is not delivered or (iii) tender of Notes is to be made according to the guaranteed delivery procedures set forth in the Offer and Consent Solicitation Statement under the caption "Procedures for Tendering Notes and Delivering Consents -- Guaranteed Delivery". DELIVERY OF DOCUMENTS TO THE BOOK-ENTRY TRANSFER FACILITY DOES NOT CONSTITUTE DELIVERY TO THE DEPOSITARY.

          THE UNDERSIGNED HAS COMPLETED, EXECUTED AND DELIVERED THIS CONSENT AND LETTER OF TRANSMITTAL TO INDICATE THE ACTION THE UNDERSIGNED DESIRES TO TAKE WITH RESPECT TO THE OFFER AND SOLICITATION. HOLDERS WHO WISH TO TENDER THEIR NOTES AND CONSENT TO THE SOLICITATION MUST COMPLETE THIS CONSENT AND LETTER OF TRANSMITTAL IN ITS ENTIRETY.

          THE UNDERSIGNED HAS CHECKED THE APPROPRIATE BOXES BELOW AND SIGNED THIS CONSENT AND LETTER OF TRANSMITTAL TO INDICATE THE ACTION THE UNDERSIGNED DESIRES TO TAKE WITH RESPECT TO THE OFFER.

          IN THE EVENT THAT THE OFFER AND THE SOLICITATION IS TERMINATED OR OTHERWISE NOT COMPLETED, THE TOTAL CONSIDERATION WILL NOT BE PAID OR BECOME PAYABLE TO HOLDERS OF THE NOTES WHO HAVE VALIDLY TENDERED THEIR NOTES AND DELIVERED CONSENTS IN CONNECTION WITH THE OFFER AND SOLICITATION.

          HOLDERS WHO TENDER NOTES ARE REQUIRED TO CONSENT TO THE PROPOSED AMENDMENTS RELATING TO SUCH NOTES IN ORDER TO HAVE SUCH NOTES ACCEPTED FOR PAYMENT. THE COMPLETION, EXECUTION AND DELIVERY OF THIS CONSENT AND LETTER OF TRANSMITTAL WILL CONSTITUTE A CONSENT TO THE PROPOSED AMENDMENTS AND TO THE EXECUTION AND DELIVERY OF THE SUPPLEMENTAL INDENTURE. HOLDERS WHO TENDER THEIR NOTES IN THE OFFER WILL BE DEEMED TO HAVE CONSENTED TO THE PROPOSED AMENDMENTS BY SUCH TENDER. HOLDERS MAY NOT TENDER THEIR NOTES IN THE OFFER WITHOUT CONSENTING TO THE PROPOSED AMENDMENTS, AND HOLDERS MAY NOT DELIVER CONSENTS WITHOUT TENDERING NOTES. ANY HOLDER WHO VALIDLY REVOKES A CONSENT WILL BE DEEMED TO HAVE WITHDRAWN THE PREVIOUSLY TENDERED NOTES TO WHICH SUCH CONSENT RELATES. HOWEVER, UNLESS A HOLDER EXPRESSLY REVOKES THE CONSENTS IN THE COMMUNICATION WITHDRAWING THE PREVIOUSLY TENDERED NOTES, SPECIFIED BY A HOLDER, THE VALID WITHDRAWAL OF A HOLDER'S NOTES PRIOR TO THE CONSENT DATE WILL NOT CONSTITUTE THE CONCURRENT VALID REVOCATION OF SUCH HOLDER'S CONSENT.

          HOLDERS WHO WITHDRAW THEIR NOTES BUT FAIL TO REQUEST THE REVOCATION OF THEIR CONSENTS SHALL NOT RECEIVE EITHER THE OFFER CONSIDERATION OR THE CONSENT PAYMENT. NOTES TENDERED AND CONSENTS DELIVERED ON OR PRIOR TO THE EXPIRATION DATE OR THE CONSENT DATE, AS APPLICABLE, MAY NOT BE WITHDRAWN, AFTER THE EXPIRATION DATE OR THE CONSENT DATE, AS APPLICABLE. HOLDERS WHO VALIDLY TENDER THEIR NOTES AND THEREBY DELIVER THEIR CONSENTS SUBSEQUENT TO THE CONSENT DATE AND ON OR PRIOR TO THE EXPIRATION DATE WILL RECEIVE THE OFFER CONSIDERATION, BUT WILL NOT RECEIVE ANY CONSENT PAYMENT.

          THE OFFER IS MADE UPON THE TERMS AND SUBJECT TO THE CONDITIONS SET FORTH IN THE OFFER AND CONSENT SOLICITATION STATEMENT AND HEREIN. HOLDERS SHOULD CAREFULLY REVIEW THE INFORMATION SET FORTH THEREIN AND HEREIN.

          All capitalized terms used herein and not defined herein shall have the meaning ascribed to them in the Offer and Consent Solicitation Statement.

          A Holder's broker, dealer, commercial bank, trust company or other nominee can assist in completing this form. The instructions included with this Consent and Letter of Transmittal must be followed. Questions and requests for assistance or for additional copies of the Offer and Consent Solicitation Statement, this Consent and Letter of Transmittal and the Notice of Guaranteed Delivery may be directed to the Depositary, whose address and telephone number appear on the back cover of the Offer and Consent Solicitation Statement. See Instruction 11 below.

[_]  CHECK HERE IF CERTIFICATES FOR TENDERED NOTES ARE ENCLOSED HEREWITH.

[_] CHECK HERE IF TENDERED NOTES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER MADE TO THE ACCOUNT MAINTAINED BY THE DEPOSITARY WITH THE BOOK-ENTRY TRANSFER FACILITY AND COMPLETE THE FOLLOWING:

     Name of Tendering Institution:_____________________________________________

     If the Notes will be tendered by book-entry transfer at The Depository Trust Company, please provide the following information:

     Account No.:____________________      Transaction Code No.:________________

         If Holders desire to tender Notes and thereby deliver Consents pursuant to the Offer and (i) certificates representing such Notes are not lost but are not immediately available, (ii) time will not permit this Consent and Letter of Transmittal, certificates representing such Notes or other required documents to reach the Depositary prior to the Expiration Date or (iii) the procedures for book-entry transfer cannot be completed prior to the Expiration Date, such Holders may effect a tender of such Notes and thereby deliver Consents in respect of such Notes in accordance with the guaranteed delivery procedures set forth in the Offer and Consent Solicitation Statement under the caption "Procedures for Tendering Notes and Delivering Consents -- Guaranteed Delivery." See Instruction 1 below.

[_] CHECK HERE IF TENDERED NOTES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY DELIVERED TO THE DEPOSITARY AND COMPLETE THE
     FOLLOWING:

     Name(s) of Registered Holder(s):___________________________________________

     Window Ticket No. (if any):________________________________________________

     Date of Execution of Notice of Guaranteed Delivery:________________________

     Name of Eligible Institution that Guaranteed Delivery:_____________________

     If the Notes will be tendered by book-entry transfer at The Depository Trust Company, please provide the following information:

     Account No.:_______________________    Transaction Code No.:_______________

          List below the Notes to which this Consent and Letter of Transmittal relates. If the space provided below is inadequate, list the certificate numbers and principal amounts on a separately executed schedule and affix the schedule to this Consent and Letter of Transmittal. Tenders of Notes will be accepted only in principal amounts equal to $1,000 or integral multiples thereof.


---------------------------------------------------------------------------------------------------------------------
                                                DESCRIPTION OF NOTES
---------------------------------------------------------------------------------------------------------------------
                                                                      AGGREGATE PRINCIPAL
   NAME(S) AND ADDRESS(ES) OF REGISTERED          CERTIFICATE               AMOUNT              PRINCIPAL AMOUNT
 HOLDER(S) EXACTLY AS NAME(S) APPEAR(S) ON         NUMBER(S)*             REPRESENTED          TENDERED AND AS TO
                   NOTES                                                                       WHICH CONSENTS ARE
         (PLEASE FILL IN, IF BLANK)                                                                 GIVEN**
---------------------------------------------------------------------------------------------------------------------
                                             ------------------------------------------------------------------------
                                             ------------------------------------------------------------------------

                                             ------------------------------------------------------------------------
                                             ------------------------------------------------------------------------

                                             ------------------------------------------------------------------------
                                             ------------------------------------------------------------------------

                                             ------------------------------------------------------------------------
                                             ------------------------------------------------------------------------

                                             ------------------------------------------------------------------------
                                             ------------------------------------------------------------------------

                                             ------------------------------------------------------------------------
                                             ------------------------------------------------------------------------

                                             ------------------------------------------------------------------------
                                             ------------------------------------------------------------------------

                                                TOTAL PRINCIPAL
                                                AMOUNTS OF NOTES
---------------------------------------------------------------------------------------------------------------------

* Need not be completed by Holders tendering by book-entry transfer (see below).

** Unless otherwise indicated in the column labeled "Principal Amount Tendered And As To Which Consents Are Given" and subject to the terms and conditions of the Offer and Consent Solicitation Statement, a Holder will be deemed to have tendered and consented with respect to the entire aggregate principal amount represented by the Notes indicated in the column labeled "Aggregate Principal Amount Represented". See Instruction 3.

                    NOTE: SIGNATURES MUST BE PROVIDED BELOW.
              PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY.

LADIES AND GENTLEMEN:

     Upon the terms and subject to the conditions of the Offer, the undersigned hereby tenders to the Company the principal amount of Notes indicated above and delivers Consents to the Proposed Amendments and to the execution and delivery of the supplemental indenture that will give effect to the Proposed Amendments applicable to the Notes (the "Supplemental Indenture"). By execution hereof, the undersigned acknowledges receipt of the Offer and Consent Solicitation Statement which together with this Consent and Letter of Transmittal set forth such terms and conditions and constitute the Offer.

     Subject to, and effective upon, the acceptance for purchase of, and payment for, the Notes tendered and consents received with this Consent and Letter of Transmittal, the undersigned hereby sells, assigns and transfers to, or upon the order of, the Company all right, title and interest in and to the Notes that are being tendered hereby, waives any and all other rights with respect to the Notes and releases and discharges the Company from any and all claims such Holder may have now, or may have in the future, arising out of, or related to, the Notes, including without limitation any claims that such Holder is entitled to receive additional principal or interest payments with respect to the Notes or to participate in any redemption or defeasance of the Notes, or arising out of or relating to the Proposed Amendments. The undersigned hereby irrevocably constitutes and appoints the Depositary the true and lawful agent and attorney-in-fact of the undersigned (with full knowledge that the Depositary also acts as the agent of the Company in connection with the Offer and the Solicitation) with respect to such Notes, with full power of substitution (such power-of-attorney being deemed to be an irrevocable power coupled with an interest), to (i) present such Notes and all evidences of transfer and authenticity to, or transfer ownership of, such Notes on the account books maintained by the Book-Entry Transfer Facility to, or upon the order of, the Company, (ii) present such Notes for transfer of ownership on the books of the relevant security register, (iii) receive all benefits and otherwise exercise all rights of beneficial ownership of such Notes, and (iv) deliver to the Company and the Trustee this Consent and Letter of Transmittal as evidence of the undersigned's Consent to the Proposed Amendments and to the execution and delivery of the Supplemental Indenture and as certification that Requisite Consents to the Proposed Amendments duly executed by Holders have been received, all in accordance with the terms of and conditions to the Offer and the Solicitation as described in the Offer and Consent Solicitation Statement and herein.

     The undersigned understands and acknowledges that the Offer will expire at 11:59 p.m., New York City time, on September 4, 1998, unless extended by the Company in its sole discretion or earlier terminated. In conjunction with the Offer, the Company is soliciting the Consents of registered Holders of at least a majority of the aggregate principal amount of the then outstanding Notes (the "Requisite Consents") to the Proposed Amendments to the Indenture pursuant to which the Notes were issued.

     The undersigned agrees and acknowledges that, by the execution and delivery hereof, the undersigned makes and provides the written Consent, with respect to the Notes tendered hereby, to the Proposed Amendments and to the execution and delivery of the Supplemental Indenture as permitted by Section 9.02 of the Indenture. The undersigned understands that the Consent provided hereby shall remain in full force and effect until such Consent is revoked in accordance with the procedure set forth in the Offer and Consent Solicitation Statement and this Consent and Letter of Transmittal. The Company intends to execute the Supplemental Indenture as soon as practicable following the later of (i) 5:00 p.m., New York City Time, on August 21, 1998 if on such date at such time the Company has received the Requisite Consents and (ii) the first date and time that the Company receives the Requisite Consents.

     The undersigned understands that tenders of Notes may be withdrawn by written notice of withdrawal and that related Consents may be revoked by written notice of revocation, in each case, received by the Depositary at any time prior to the Consent Date. Thereafter, subject to certain conditions, Notes may be withdrawn only if the Offer is terminated or the Notes are not accepted for purchase by the Company on or before February 26, 1999. Unless otherwise provided by a Holder in a notice of withdrawal, the valid withdrawal of a Holder's Notes will not constitute the concurrent revocation of such Holder's Consent. In the event of a termination of the Offer, Notes tendered pursuant to the Offer will be returned to the tendering Holder promptly. In addition, tenders of Notes may be withdrawn and Consents may be revoked if the Offer or the Solicitation is amended in a manner if the Company reduces either (i) the principal amount of Notes subject to the Offer or (ii) the Purchase Price, until the expiration of ten business days after the date that the notice of any such reduction is first announced, published, given or sent to Holders.

     The undersigned understands that all properly completed and executed Consents and Letters of Transmittal that are received by the Depositary will be counted as Consents with respect to the Proposed Amendments unless the Depositary receives a valid written notice of revocation or a Request Message. The undersigned understands that a notice of revocation of a Consent, to be valid, must: (i) contain the name of the person who delivered the Consent and the description of the Notes to which it relates, the certificate number or numbers of such Notes (unless such Notes were tendered by book-entry delivery) and the aggregate principal amount represented by such Notes, (ii) be signed by the registered or Acting Holder thereof in the same manner as the original signature on this Consent and Letter of Transmittal (including the required signature guarantee(s)) or be accompanied by evidence, satisfactory to the Company and the Depositary, that the Holder of Notes revoking the Consent has succeeded to beneficial ownership of the Notes, (iii) if this Consent and Letter of Transmittal was executed by a person other than the registered Holder of the related Notes, be accompanied by a valid proxy signed by such registered Holder and authorizing the revocation of such Consent and (iv) be received by the Depositary at the address set forth in the Offer and Consent Solicitation Statement (1) in the case of a notice of withdrawal permitted by the first sentence of the preceding paragraph, prior to the Consent Date and (2) in the case of a notice of withdrawal permitted by the second sentence of the preceding paragraph, after February 26, 1999. In lieu of submitting a written, telegraphic or facsimile transmission notice of withdrawal or revocation, DTC participants may electronically transmit a request for withdrawal or revocation to DTC. DTC will then edit the request and send a Request Message to the Depositary. If Consents previously delivered are also to be revoked, the notice of withdrawal described above must contain the description of the Notes (including certificate number, if applicable) as to which Consents are to be revoked. If the Notes to be withdrawn have been delivered or otherwise identified to the Depositary, a written, telegraphic or facsimile transmission signed notice of withdrawal or Request Message is effective immediately upon such notice or Request Message even if physical release is not yet effected. Any Notes properly withdrawn will be deemed to be not validly tendered for purposes of the Offer. A purported notice of revocation that lacks any of the required information or is dispatched to any other address will not be effective to revoke a Consent previously given. The valid revocation of a Holder's Consent will constitute the concurrent valid withdrawal of the Notes to which the Consent relates. As a result, a Holder who validly revokes a previously delivered Consent will not receive the Total Consideration.

     The undersigned understands that tenders of Notes pursuant to any of the procedures described in the Offer and Consent Solicitation Statement and in the instructions hereto and acceptance thereof by the Company will constitute a binding agreement between the undersigned and the Company upon the terms and subject to the conditions of the Offer and the Solicitation.

     The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, sell, assign and transfer the Notes tendered hereby and to give the Consent contained herein, and that when such Notes are accepted for purchase and payment by the Company, the Company will acquire good title thereto, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claim or right. The undersigned will, upon request by the Company, the Depositary or the Trustee, execute and deliver any additional documents deemed by the Company, the Depositary or the Trustee to be necessary or desirable to complete the sale, assignment and transfer of the Notes tendered hereby, to perfect the undersigned's Consent to the Proposed Amendments and to complete the execution of the Supplemental Indenture.

     For purposes of the Offer, the undersigned understands that the Company will be deemed to have accepted for purchase all Notes validly tendered (or defectively tendered Notes with respect to which the Company has waived such defect) on the Expiration Date and not validly withdrawn.

     The undersigned understands that, in the event of a defect or irregularity in connection with tenders of Notes (each of which the Company may waive), the Company will not be required to accept for purchase any of the Notes defectively tendered (including any Notes tendered after the Expiration Date). Any Notes not accepted for purchase will be returned promptly to the undersigned at the address set forth above, unless otherwise indicated herein under "Special Delivery Instructions" below.

     All authority conferred or agreed to be conferred by this Consent and Letter of Transmittal shall survive the death, incapacity or dissolution of the undersigned and every obligation of the undersigned under this Consent and Letter of Transmittal shall be binding upon the undersigned's heirs, personal representatives, executors, administrators, successors, assigns, trustees in bankruptcy and other legal representatives.

     The undersigned understands that the delivery and surrender of the Notes is not effective, and the risk of loss of the Notes does not pass to the Depositary, until receipt by the Depositary of this Consent and Letter of Transmittal, or a facsimile hereof, properly completed and duly executed (or, in the case of a book-entry transfer, an Agent's Message, if applicable, in lieu of the Consent and Letter of Transmittal), together with all accompanying evidences of authority and any other required documents in form satisfactory to the Company. All questions as to form of all documents and the validity (including time of receipt) and acceptance of tenders and withdrawals of Notes and deliveries and revocations of Consents will be determined by the Company, in its sole discretion, which determination shall be final and binding.

     Unless otherwise indicated under "Special Payment Instructions," please pay the Total Consideration or Offer Consideration for the Notes accepted for purchase and return any Notes not tendered or not purchased, in the name(s) of the undersigned. Similarly, unless otherwise indicated under "Special Delivery Instructions," please mail or deliver any Notes not tendered or not accepted (and accompanying documents, as appropriate) to the undersigned at the address shown below the undersigned's signature(s). In the event that both "Special Payment Instructions" and "Special Delivery Instructions" are completed, please pay the Total Consideration or Offer Consideration for the Notes accepted for purchase in the name(s) of, and return any Notes not tendered or not accepted to, the person(s) so indicated. The undersigned recognizes that the Company has no obligation pursuant to the "Special Payment Instructions" and "Special Delivery Instructions" to transfer any Notes from the name of the registered holder(s) thereof if the Company does not accept for payment any of the Notes so tendered.

--------------------------------------------------------------------------------






PLEASE SIGN HERE
(TO BE COMPLETED BY ALL TENDERING HOLDERS OF NOTES REGARDLESS
OF WHETHER NOTES ARE BEING PHYSICALLY DELIVERED HEREWITH)

            THE COMPLETION, EXECUTION AND DELIVERY OF THIS LETTER OF
       TRANSMITTAL WILL BE DEEMED TO CONSTITUTE A CONSENT TO THE PROPOSED
                                  AMENDMENTS.

     THIS CONSENT AND LETTER OF TRANSMITTAL MUST BE SIGNED BY THE REGISTERED HOLDER(S) OF NOTES EXACTLY AS THEIR NAME(S) APPEAR(S) ON CERTIFICATE(S) FOR NOTES OR, IF TENDERED BY A PARTICIPANT IN THE BOOK-ENTRY TRANSFER FACILITY, EXACTLY AS SUCH PARTICIPANT'S NAME APPEARS ON A SECURITY POSITION LISTING AS THE OWNER OF NOTES, OR BY PERSON(S) AUTHORIZED TO BECOME REGISTERED HOLDER(S) BY ENDORSEMENTS ON CERTIFICATES FOR NOTES OR BY PROPERLY COMPLETED BOND POWERS TRANSMITTED WITH THIS CONSENT AND LETTER OF TRANSMITTAL. ENDORSEMENTS ON NOTES AND SIGNATURES ON BOND POWERS BY REGISTERED HOLDERS NOT EXECUTING THIS CONSENT AND LETTER OF TRANSMITTAL MUST BE GUARANTEED BY AN ELIGIBLE INSTITUTION. SEE INSTRUCTION 4 BELOW. IF SIGNATURE IS BY A TRUSTEE, EXECUTOR, ADMINISTRATOR, GUARDIAN, ATTORNEY-IN-FACT, OFFICER OF A CORPORATION OR OTHER PERSON ACTING IN A FIDUCIARY OR REPRESENTATIVE CAPACITY, SUCH PERSON MUST SET FORTH HIS OR HER FULL TITLE BELOW UNDER "CAPACITY" AND SUBMIT EVIDENCE SATISFACTORY TO THE COMPANY OF SUCH PERSON'S AUTHORITY TO SO ACT. SEE INSTRUCTION 4 BELOW.

     IF THE SIGNATURE APPEARING BELOW IS NOT OF THE REGISTERED HOLDER(S) OF THE NOTES, THEN THE REGISTERED HOLDER(S) MUST SIGN A CONSENT PROXY, WHICH SIGNATURE MUST BE GUARANTEED BY AN ELIGIBLE INSTITUTION. THE CONSENT PROXY SHOULD ACCOMPANY THIS CONSENT AND LETTER OF TRANSMITTAL.


     X__________________________________________________________________________
           (SIGNATURE(S) OF REGISTERED HOLDER(S) OR AUTHORIZED SIGNATORY)

     X__________________________________________________________________________
           (SIGNATURE(S) OF REGISTERED HOLDER(S) OR AUTHORIZED SIGNATORY)

     Dated: ______________________, 1998

     Name(s):___________________________________________________________________
                                  (PLEASE PRINT)
     Capacity: __________________________

     Address:___________________________________________________________________
                                (INCLUDING ZIP CODE)

     Area Code and Telephone No.:_______________________________________________
                                   PLEASE COMPLETE SUBSTITUTE FORM W-9 HEREIN



--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                              SIGNATURE GUARANTEE
                           (SEE INSTRUCTION 3 BELOW)
       (CERTAIN SIGNATURES MUST BE GUARANTEED BY AN ELIGIBLE INSTITUTION)


--------------------------------------------------------------------------------
             (NAME OF ELIGIBLE INSTITUTION GUARANTEEING SIGNATURE)



--------------------------------------------------------------------------------
    (ADDRESS (INCLUDING ZIP CODE) AND TELEPHONE NUMBER (INCLUDING AREA CODE)
                                    OF FIRM)



--------------------------------------------------------------------------------
                             (AUTHORIZED SIGNATURE)



--------------------------------------------------------------------------------
                                 (PRINTED NAME)



--------------------------------------------------------------------------------
                                    (TITLE)

Dated:_________________________,  1998
--------------------------------------------------------------------------------

------------------------------------    ---------------------------------

   SPECIAL PAYMENT INSTRUCTIONS          SPECIAL DELIVERY INSTRUCTIONS
  (SEE INSTRUCTION 2, 3, 4 AND 6)       (SEE INSTRUCTION 2, 3, 4 AND 6)

     To be  completed  ONLY  if the          To  be  completed  ONLY  if
Purchase Price is to be paid to the Notes not accepted in the someone other than the tendering Offer, or certificates
Holder. Unless another person(s) evidencing principal amounts is designated under "Special not being tendered, are to be
Delivery    Instructions"    below,     delivered   in   the   name   of
Notes not  accepted  in the  Offer,     someone     other    than    the
or certificates evidencing tendering Holder or to the principal amounts not being person(s) designated above tendered, will also be delivered under "Special Payment
to the person(s) designated herein.     Instructions".

Pay the Purchase Price to:

Name:___________________________        Name:____________________________
          (PLEASE PRINT)                          (PLEASE PRINT)

Address:________________________        Address:_________________________

________________________________        _________________________________
       (INCLUDING ZIP CODE)                    (INCLUDING ZIP CODE)

--------------------------------
 TAXPAYER IDENTIFICATION OR SOCIAL
          SECURITY NUMBER
(ALSO COMPLETE SUBSTITUTE FORM W-9)

------------------------------------    ---------------------------------

                                  INSTRUCTIONS

   FORMING PART OF THE TERMS AND CONDITIONS OF THE OFFER AND THE SOLICITATION

         1. DELIVERY OF THIS CONSENT AND LETTER OF TRANSMITTAL AND CERTIFICATES FOR NOTES OR BOOK-ENTRY CONFIRMATIONS; GUARANTEED DELIVERY PROCEDURES; WITHDRAWAL OF TENDERS. To tender Notes and to deliver Consents pursuant to the Offer and the Solicitation, physical delivery of certificates for Notes or a confirmation of any book-entry transfer into the Depositary's account with the Book-Entry Transfer Facility of Notes tendered electronically, as well as a properly completed and duly executed copy or facsimile of this Consent and Letter of Transmittal (including, if the person executing this Consent and
Letter of Transmittal is not the registered Holder of the notes tendered, a Consent Proxy executed by such registered Holder), or an Agent's Message (as defined), if applicable, in lieu of the Consent and Letter of Transmittal, and any other documents required by this Consent and Letter of Transmittal, must be received by the Depositary at its address set forth herein prior to the Consent Date or Expiration Date. Tenders of Notes in the Offer will be accepted in accordance with the procedures described in the preceding sentence and otherwise in compliance with this Consent and Letter of Transmittal. The term "Agent's Message" means a message transmitted by the Book-Entry Transfer Facility to, and received by, the Depositary and forming a part of a Book-Entry Confirmation, which states that the Book-Entry Transfer Facility has received an express acknowledgment from the participant in the Book-Entry Transfer Facility tendering the Notes that such participant has received and agrees to be bound by the terms of the Consent and Letter of Transmittal (or, in the case of an Agent's Message relating to guaranteed delivery, that such participant has received and agrees to be bound by the applicable Notice of Guaranteed Delivery) and that the Company may enforce such agreement against the participant. The method of delivery of this Consent and Letter of Transmittal, Notes and all other required documents to the Depositary is at the election and risk of Holders. If such delivery is by mail, it is suggested that Holders use properly insured registered mail, return receipt requested, and that the mailing be made sufficiently in advance of the Offer Termination Date, to permit delivery to the Depositary prior to such date. Instead of delivery by mail, it is recommended that Holders use an overnight or hand delivery service. Except as otherwise provided below, the delivery will be deemed made when actually received or confirmed by the Depositary. THIS CONSENT AND LETTER OF TRANSMITTAL AND NOTES SHOULD BE SENT ONLY TO THE DEPOSITARY, NOT TO THE COMPANY OR TO THE BOOK-ENTRY TRANSFER FACILITY.

         If Holders desire to tender Notes and thereby deliver Consents pursuant to the Offer and (i) certificates representing such Notes are not lost but are not immediately available, (ii) time will not permit this Consent and Letter of Transmittal, certificates representing Notes and all other required documents to reach the Depositary prior to the Consent Date or Expiration Date or (iii) the procedures for book-entry transfer cannot be completed prior to the Consent Date or Expiration Date, such Holders may effect a tender of Notes and thereby deliver Consents in accordance with the guaranteed delivery procedures set forth in the Offer and Consent Solicitation Statement under the caption "Procedures for Tendering Notes -- Guaranteed Delivery".

         Pursuant to the guaranteed delivery procedures:

                  (a) such tender and delivery must be made by or through an "Eligible Institution" that is a participant in the Security Transfer Agents Medallion Program or the Stock Exchange Medallion Program.

                  (b) on or prior to the Offer  Termination Date, the Depositary must have received from such Eligible Institution, at the address of the Depositary set forth herein, a properly completed and duly executed Notice of Guaranteed Delivery (by manually signed facsimile transmission, mail or hand delivery) in substantially the form provided by the Company (which Notice of Guaranteed Delivery will also constitute the Consent of such Holder to the Proposed Amendments to the Indenture and to the execution and delivery of the Supplemental Indenture), setting forth the name(s) and address(es) of the registered or Acting Holder(s), the registered number(s) of such Notes, the principal amount of Notes being tendered together with a statement that the Consent in respect of such Notes is being made thereby and guaranteeing that, within two NYSE trading days after the date of the Notice of Guaranteed Delivery, a properly completed and duly executed Consent and Letter of Transmittal (or a manually signed facsimile thereof) together with certificates representing the Notes (or confirmation of book-entry transfer of such Notes into the Depositary's account with the Book-Entry Transfer Facility and, if applicable, an Agent's Message in lieu of the Consent and Letter of Transmittal), and any other documents required by this Consent and Letter of Transmittal (including, if the person executing this Consent and Letter of Transmittal is not the registered Holder of the Notes tendered, a Consent Proxy executed by such registered Holder) and the instructions hereto, will be deposited by such Eligible Institution with the Depositary; and

                  (c) this Consent and Letter of Transmittal (or a manually signed facsimile hereof), properly completed and duly executed with any required signature guarantees, together with certificates for all physically delivered Notes in proper form for transfer (or confirmation of book-entry transfer of such Notes into the Depositary's account with the Book-Entry Transfer Facility and, if applicable, an Agent's Message in lieu of the Consent and Letter of Transmittal) and any other required documents (including, if the person executing this Consent and Letter of Transmittal is not the registered Holder of the Notes tendered, a Consent Proxy executed by such registered Holder) must be received by the Depositary within two NYSE trading days after the date of the Notice of Guaranteed Delivery.

         Notes tendered and Consent thereby delivered prior to the Expiration Date or the Consent Date, as applicable, may not be withdrawn after the Expiration Date or the Consent Date, as applicable. Notice of withdrawal of tendered Notes related Consents, to be valid, must (i) specify the name of the person who deposited the Notes to be withdrawn (the "Depositor"), and/or the name in which the Notes are registered (or, if tendered by book-entry transfer, the name of the participant in the Book-Entry Transfer Facility whose name appears on a security position listing as the owner of such Notes), if different from that of the Depositor, (ii) specify the principal amount of Notes to be withdrawn, (iii) be signed by the Depositor in the same manner as the original signature on this Consent and Letter of Transmittal (including, in any case, any required signature guarantee(s)) or be accompanied by evidence satisfactory to the Company and the Depositary that the person withdrawing the tender has succeeded to beneficial ownership of the Notes, (iv) specify the Note certificate number (if any), (v) state that such Holder is withdrawing his election to have such Notes purchased and (vi) be received by the Depositary at its address set forth herein prior to the Consent Date. If certificates have been delivered or otherwise identified (through confirmation of book-entry transfer of such Notes) to the Depositary, the name of the registered or Acting Holder and the certificate number or numbers relating to such Notes withdrawn (or, in the case of Notes transferred by book-entry transfer, the name and number of the account at the Book-Entry Transfer Facility to be credited with withdrawn Notes) must also be furnished to the Depositary as aforesaid prior to the physical release of the certificates for the withdrawn Notes (or the crediting of such Notes by book-entry transfer). Unless otherwise provided by a Holder in a notice of withdrawal, the valid withdrawal of a Holder's Notes will not constitute the concurrent revocation of such Holder's Consent. The valid revocation of a Holder's Consent will constitute the concurrent valid withdrawal of the Notes to which the Consents relate.

         2. CONSENT TO PROPOSED AMENDMENTS; REVOCATION OF CONSENTS. In accordance with the Offer and Consent Solicitation Statement, all properly completed and executed Consents and Letters of Transmittal consenting to the Proposed Amendments that are received by the Depositary prior to the Consent Date will be counted as Consents with respect to the Proposed Amendments. Notice of revocation of a Consent, to be valid must (i) be received by the Depositary at the address set forth herein prior to the Consent Date; (ii) specify the name of the person who delivered the Consent and the description of the Notes to which it relates, the certificate number or numbers of such Notes (unless such Notes were tendered by book-entry delivery) and the aggregate principal amount represented by such Notes, (iii) be signed by the registered or Acting Holder thereof in the same manner as the original signature on this Consent and Letter of Transmittal (including the required signature guarantee(s), or be accompanied by evidence satisfactory to the Company and the Depositary that the Holder revoking the Consent has succeeded to beneficial ownership of the Notes and (iv) if the Consent and Letter of Transmittal was executed by a person other than the registered Holder of the related Notes, be accompanied by a valid proxy signed by such registered holder and authorizing the revocation of such Consent. A purported notice of revocation that lacks any of the required information or is dispatched to any other address will not be effective to revoke a Consent previously given. The valid revocation of a Holder's Consent will constitute the concurrent valid withdrawal of the Notes to which the Consent relates.

         3. PARTIAL TENDERS AND CONSENTS. Tenders of Notes and delivery of Consents pursuant to the Offer and the Solicitation will be accepted only in respect of principal amounts equal to $1,000 or integral multiples thereof. If less than the entire principal amount of any Notes evidenced by a submitted certificate is tendered, the tendering Holder must fill in the principal amount tendered in the last column of the box entitled "Description of Notes" herein. The entire principal amount represented by the certificates for all Notes delivered to the Depositary will be deemed to have been tendered, and a related Consent in respect thereof given, unless otherwise indicated. If the entire principal amount of all Notes is not tendered or not accepted for purchase, the Notes representing such untendered amount and respect of which a Consent is not given will be sent (or, if tendered by book-entry transfer, returned by credit to the account at the Book-Entry Transfer Facility) to the registered or Acting Holder at his or her registered address unless otherwise provided in the appropriate box on this Consent and Letter of Transmittal (see Instruction 5), promptly after the Notes are accepted for purchase.

         4. SIGNATURES ON THIS CONSENT AND LETTER OF TRANSMITTAL, BOND POWERS AND ENDORSEMENT; GUARANTEE OF SIGNATURES. If this Consent and Letter of Transmittal (or facsimile hereof) is signed by the registered Holder(s) of the Notes tendered hereby and with respect to which the Consent is given, the signature(s) must correspond with the name(s) as written on the face of the certificate(s) without alteration, enlargement or any change whatsoever. If this Consent and Letter of Transmittal is signed by a participant in the Book-Entry Transfer Facility whose name is shown as the owner of the Notes tendered hereby, the signature must correspond with the name shown on the security position listing as the owner of the Notes.

          IF THIS CONSENT AND LETTER OF TRANSMITTAL IS EXECUTED BY A PERSON OR ENTITY WHO IS NOT THE REGISTERED HOLDER, THEN THE REGISTERED HOLDER MUST SIGN A CONSENT PROXY, WITH THE SIGNATURE OF SUCH REGISTERED HOLDER GUARANTEED BY AN ELIGIBLE INSTITUTION.

         If any of the Notes tendered hereby (and with respect to which the Consent is given) are registered in the name of two or more Holders, all such Holders must sign this Consent and Letter of Transmittal. If any tendered Notes are registered in different names on several certificates, it will be necessary to complete, sign and submit as many separate copies of this Consent and Letter of Transmittal and any necessary accompanying documents (including Consent Proxies) as there are different names in which certificates are held.

         If this Consent and Letter of Transmittal is signed by the registered or Acting Holder, and the certificates for any principal amount of Notes not tendered or not accepted for purchase are to be issued (or if any principal amount of Notes that is not tendered or not accepted for purchase is to be reissued or returned) to or, if tendered by book-entry transfer, credited to the account at the Book-Entry Transfer Facility of the registered or Acting Holder, and checks for payments of the Purchase Price to be made in connection with the Offer are to be issued to the order of, the registered or Acting Holder, then the registered or Acting Holder need not endorse any certificates for tendered Notes nor provide a separate bond power. In any other case (including if this Consent and Letter of Transmittal is not signed by the registered or Acting Holder), the registered or Acting Holder must either properly endorse the certificates for Notes tendered or transmit a separate properly completed bond power with this Consent and Letter of Transmittal in either case, executed exactly as the name(s) of the registered Holder(s) appear(s) on such Notes (or, with respect to a participant in the Book-Entry Transfer Facility whose name appears on a security position listing as the owner of Notes, exactly as the name(s) of the participant(s) appear(s) on such security position listing), with the signature on the endorsement or bond power guaranteed by an Eligible Institution, unless such certificates or bond powers are executed by an Eligible Institution.

         If this Consent and Letter of Transmittal, Consent Proxies or any certificates for Notes or bond powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and proper evidence satisfactory to the Company of their authority so to act must be submitted with this Consent and Letter of Transmittal.

          Endorsements on certificates for Notes and signatures on bond powers and Consent Proxies provided in accordance with this Instruction 4 by registered Holders not executing this Consent and Letter of Transmittal must be guaranteed by an Eligible Institution.

         No signature guarantee is required if (i) this Consent and Letter of Transmittal is signed by the registered Holder(s) of the Notes tendered herewith (or by a participant in the Book-Entry Transfer Facility whose name appears on a security position listing as the owner of Notes) and payment of the Total Consideration or Offer Consideration is to be made, or any Notes for principal amounts not tendered or not accepted for purchase are to be issued, directly to such Holder(s) (or, if tendered by a participant in the Book-Entry Transfer Facility any Notes for principal amounts not tendered or not accepted for purchase are to be credited to such participant's account at the Book-Entry
Transfer Facility) and neither the "Special Payment Instructions" box nor the "Special Delivery Instructions" box of this Consent and Letter of Transmittal has been completed or (ii) such Notes are tendered and Consents thereby delivered for the account of an Eligible Institution. In all other cases, all signatures on Consents and Letters of Transmittal and endorsements on certificates, signatures on bond powers and Consent Proxies (if any) accompanying Notes must be guaranteed by an Eligible Institution.

         5. SPECIAL PAYMENT AND SPECIAL DELIVERY INSTRUCTIONS. If the Purchase Price is to be paid in the name of someone other than the tendering Holder, the tendering Holder must fill in the information in the box entitled "Special Payment Instructions". If the Notes not accepted in the Offer, or certificates evidencing principal amounts not being tendered, are to be delivered in the name of someone other than the tendering Holder, the tendering Holder must fill in the information in the box entitled "Special Delivery Instructions". In the case of issuance in a different name, the taxpayer identification or social security number of the person named must also be indicated. Unless a different person(s) is indicated in the box entitled "Special Delivery Instructions", Notes not accepted in the Offer, or certificates evidencing principal amounts not being tendered, will be delivered in the name of the person(s) designated in the box entitled "Special Payment Instructions".

         6. TAXPAYER IDENTIFICATION NUMBER. Each tendering Holder is required to provide the Depositary with the Holder's correct taxpayer identification number ("TIN"), generally the Holder's social security or federal employer identification number, on Substitute Form W-9, which is provided under "Important Tax Information" below, or, alternatively, to establish another basis for exemption from backup withholding. A Holder must cross out item (2) in the Certification box on Substitute Form W-9 if such Holder is subject to backup withholding. Failure to provide the information on the form may subject the tendering Holder to 31% federal income tax backup withholding on the payments made to the Holder or other payee with respect to Notes purchased pursuant to the Offer. The box in Part 3 of the form should be checked if the tendering Holder has not been issued a TIN and has applied for a TIN or intends to apply for a TIN in the near future. If the box in Part 3 is checked and the Depositary is not provided with a TIN prior to the payment of the Total Consideration or Offer Consideration, the Depositary will withhold 31% on all such payments of the Total Consideration or Offer Consideration. If the tendering Holder provides the Depositary with a certified TIN within 60 days, the amount withheld shall be refunded by the Depositary.

         7. TRANSFER TAXES. The Company will pay all transfer taxes applicable to the purchase and transfer of Notes pursuant to the Offer, except in the case of certificates for Notes for principal amounts not tendered or not accepted for payment that are to be registered or issued in the name of any person other than the registered or Acting Holder of Notes tendered thereby.

         Except as provided in this Instruction 7, it will not be necessary for transfer tax stamps to be affixed to the certificates listed in this Consent and Letter of Transmittal.

         8. VALIDITY OF TENDERS. All questions as to the form of all documents and the validity, eligibility (including time of receipt) and acceptance of all tenders and withdrawals of Notes and deliveries and revocations of Consents will be determined by the Company, in its sole discretion, which determination shall be final and binding. ALTERNATIVE, CONDITIONAL OR CONTINGENT TENDERS OF NOTES OR CONSENTS WILL NOT BE CONSIDERED VALID. The Company reserves the absolute right to reject any or all tenders of Notes and deliveries of Consents in respect of Notes that are not in proper form or the acceptance of which would, in the Company's opinion, be unlawful. The Company also reserves the right to waive any defects, irregularities or conditions of tender as to particular Notes and of delivery as to accompanying Consents. The Company's interpretations of the terms and conditions of the Offer (including the instructions in this Consent and Letter of Transmittal), as such documents may be amended or supplemented, will be final and binding on all parties. Any defect or irregularity in connection with tenders of Notes and deliveries of Consents must be cured within such time as the Company determines, unless waived by the Company. Tenders of Notes and deliveries of Consents shall not be deemed to have been made until all defects and irregularities have been waived by the Company or cured. A defective tender of Notes (which defect is not waived by the Company) will not constitute a valid Consent. All tendering Holders, by execution of this Consent and Letter of Transmittal or a facsimile hereof, waive any right to receive notice of the acceptance of their Notes for purchase or the effectiveness of the Proposed Amendments. Although the Company intends to notify Holders of defects or irregularities with respect to tenders of Notes, none of the Company, the Depositary, the Trustee or any other person will be under any duty to give notice of any defects or irregularities in tenders of Notes and deliveries of accompanying Consents, or will incur any liability to Holders for failure to give any such notice.

          9. WAIVER OF CONDITIONS. The Company expressly reserves the absolute right, in its sole discretion, to amend or waive any of the conditions to the Offer or Solicitation in the case of any Notes tendered and Consents delivered, in whole or in part, at any time and from time to time.

          10. MUTILATED, LOST, STOLEN OR DESTROYED CERTIFICATES FOR NOTES. Any Holder whose certificates for Notes have been mutilated, lost, stolen or destroyed should write to or telephone the Trustee at the address or telephone number set forth in the Offer and Consent Solicitation Statement.

          11. REQUESTS FOR ASSISTANCE OR ADDITIONAL COPIES. Questions relating to the procedure for tendering Notes, consenting to the Proposed Amendments, requests for assistance or additional copies of the Offer and Consent Solicitation Statement, this Consent and Letter of Transmittal and any other documents related to the Offer may be directed to the Depositary, whose address and telephone number appears on the back cover of the Offer and Consent Solicitation Statement. Holders may also contact their broker, dealer, commercial bank, trust company or other nominee for assistance concerning the Offer.

                            IMPORTANT TAX INFORMATION

         Under U.S. federal income tax laws, a Holder whose tendered Notes are accepted for payment is required to provide the Depositary (as payer) with such Holder's correct TIN on Substitute Form W-9 below or otherwise establish a basis for exemption from backup withholding. If such Holder is an individual, the TIN is his social security number. If the Depositary is not provided with the correct TIN, a $50 penalty may be imposed by the Internal Revenue Service ("IRS"), and payments made to such Holder with respect to Notes purchased pursuant to the Offer may be subject to backup withholding.

         Certain Holders (including, among others, all corporations and, generally, foreign individuals that provide appropriate certification) are not subject to these backup withholding and reporting requirements. Payments by a non-U.S. office of a non- U.S. broker will not be subject to backup withholding. Where a payment is potentially subject to backup withholding, in order for a foreign individual to qualify as an exempt recipient, such individual must generally submit an IRS Form W-8, signed under penalties of perjury, attesting to such individual's exempt status. A Form W-8 is available from the Depositary. See the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for additional instructions.

         If backup withholding applies, the Depositary is required to withhold 31% of any payments made to the Holder or other payee. Backup withholding is not an additional Federal income tax. Rather, the Federal income tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained from the IRS.

PURPOSE OF SUBSTITUTE FORM W-9

         To prevent backup withholding on payments made with respect to Notes purchased pursuant to the Offer, the Holder is required to provide the Depositary with (i) the Holder's correct TIN by completing the form below, certifying that the TIN provided on Substitute Form W-9 is correct (or that such Holder is awaiting a TIN) and that (A) such Holder is exempt from backup withholding, (B) the Holder has not been notified by the IRS that the Holder is subject to backup withholding as a result of failure to report all interest or dividends or (C) the IRS has notified the Holder that the Holder is no longer subject to backup withholding and (ii) if applicable, an adequate basis for exemption.



WHAT NUMBER TO GIVE THE DEPOSITARY

         The Holder is required to give the Depositary the TIN (e.g., social security number or employer identification number) of the Holder. If the Notes are held in more than one name or are held not in the name of the actual owner, consult the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for additional guidance on which number to report.

-------------------------------------------------------------------------------

                    PAYER'S NAME: WILMINGTON TRUST COMPANY
-------------------------------------------------------------------------------

SUBSTITUTE   PART 1 --  PLEASE  PROVIDE  YOUR  TIN IN THE
             BOX AT RIGHT AND  CERTIFY  BY  SIGNING  AND
             DATING BELOW                                -------------------
FORM  W-9                                                   SOCIAL SECURITY
                                     NUMBER
             For   individuals,   this  is  your  social          OR
             security  number  ("SSN").  Resident aliens
             that do not  have or are  not  eligible  to
             receive  a SSN  may  use  their  individual -------------------
             TIN.  For  other  entities,  this  is  your       EMPLOYER
             employer   identification  number  ("EIN").    IDENTIFICATION
             For sole  proprietorships,  either your SSN       NUMBER(S)
             or EIN may be used.  Refer to the  chart on
             page 1 of the Guidelines for  Certification
             of   Taxpayer   Identification   Number  on
             Substitute Form W-9 (the  "Guidelines") for
             further  clarification.  If you do not have
             a TIN, see  instructions on how to obtain a
             TIN on page 2 of the Guidelines,  check the
             appropriate box in Part 3 below  indicating
             that you are  awaiting a TIN and certify by
             signing and dating below.
             ------------------------------------------------------------------
DEPARTMENT
OF THE       PART 2 --  CERTIFICATION  -- Under  penalties    PART 3 --
TREASURY     of perjury, I certify that:
             (1)   The  number  shown  on  this  form  is
                   my  correct  Taxpayer Identification       Awaiting TIN |_|
INTERNAL           Number (or I am waiting  for a number
REVENUE            to be issued to me) and
SERVICE      (2)   I   am   not    subject   to   backup
                   withholding either because:  (a) I am
                   exempt from backup  withholding,  (b)
PAYER'S            I  have  not  been  notified  by  the
REQUEST FOR        Internal  Revenue Service (the "IRS")
TAXPAYER           that   I   am   subject   to   backup
IDENTIFICATION     withholding  as a result  of  failure
NUMBER (TIN)       to report all interest or  dividends,
                   or (c) the IRS has  notified  me that
                   I am  no  longer  subject  to  backup
                   withholding.
             ------------------------------------------------------------------

             CERTIFICATION INSTRUCTIONS -- You must cross out item (2) above if you have been notified by the IRS that you are currently subject to backup withholding because of underreporting interest or dividends on your tax return. However, if after being notified by the IRS that you were subject to backup withholding, you received another notification from the IRS stating that you are no longer subject to backup withholding, do not cross out such item (2).

             THE INTERNAL REVENUE SERVICE DOES NOT REQUIRE YOUR CONSENT TO ANY PROVISION OF THIS DOCUMENT OTHER THAN THE CERTIFICATIONS REQUIRED TO AVOID BACKUP WITHHOLDING.


             SIGNATURE______________               DATE  ______________



             NAME (Please Print):_______________________________________________

             ADDRESS (Please Print)_____________________________________________

--------------------------------------------------------------------------------

NOTE: FAILURE TO COMPLETE AND RETURN THIS SUBSTITUTE W-9 FORM MAY RESULT IN BACKUP WITHHOLDING OF 31% OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE OFFER. PLEASE REVIEW THE ENCLOSED "GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER SUBSTITUTE FORM W-9" FOR ADDITIONAL DETAILS.

YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECKED THE BOX IN PART 3 OF SUBSTITUTE FORM W-9.

--------------------------------------------------------------------------------

             CERTIFICATE OF AWAITING  TAXPAYER  IDENTIFICATION  NUMBER

          I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (1) I have mailed or delivered an application to receive a Taxpayer Identification Number to the appropriate Internal Revenue Service Center or Social Security Administration Office or (2) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number by the time of payment, 31% of all reportable payments made to me will be withheld, but that such amounts will be refunded to me if I then provide a Taxpayer Identification Number within sixty (60) days.

SIGNATURE_________________________________________________  DATE________________

NAME (PLEASE PRINT)_______________________________________

ADDRESS (PLEASE PRINT)____________________________________
--------------------------------------------------------------------------------